

APPROVED FOR PUBLIC DISTRIBUTION, SEPTEMBER 2013

Gateway Conference

September 10, 2013

finjan

www.finjan.com

Safe Harbor Statement

- The following presentation is an outline of matters for informational purposes only. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities of Finjan Holdings, Inc. ("Finjan", "we" or "us").
- While we believe the information provided herein is reliable, as of the date hereof, neither Finjan nor any of its affiliates, subsidiaries, directors, officers, employees, agents and consultants (i) makes any representation or warranty as to the accuracy or completeness of the information contained in this document, (ii) undertakes any obligation to update any information contained herein, except to the extent required by applicable law, or (iii) takes any responsibility under any circumstances for any loss or damage suffered as a result of any omission, inadequacy, or inaccuracy in this document, except to the extent required by applicable law. The following presentation is intended as a summary only, contains selected information and does not purport to be all-inclusive or to contain all of the information that may be relevant to a decision to invest in our securities. You should not rely upon this document in evaluating the merits of investing in our securities. Any decision with respect to an investment in our securities should be made based solely upon appropriate examination of our business, including an examination of our filings with the Securities and Exchange Commission ("SEC").
- The following presentation contains statements, estimates, forecasts and projections with respect to future performance and events, which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent and belief or current expectations of Finjan and its affiliates and subsidiaries and their respective management teams. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, those detailed in our filings with the SEC. Neither Finjan nor any of its affiliates undertakes any obligation to update and forward-looking statements for any reason, even if new information becomes available or other events occur in the future.
- This document does not constitute and should not be interpreted as either a recommendation or advice, including investment, financial, legal, tax, regulatory or accounting advice. You should conduct your own independent investigation as to the economic, financial, regulatory, tax and accounting implications of an investment in Finjan's securities, and you should consult your own attorney, business advisor, accounting and tax advisor for legal, business, accounting, regulatory or tax advice regarding an investment in Finjan.
- Finjan files annual, quarterly and current reports, proxy statements and other information with the SEC. Our filings with the SEC contain important information regarding Finjan, its business, financial condition, results of operations and prospects. You should assume that information contained in any of our filings with the SEC is only accurate as of the date specified in such filings. Our business, financial condition, results of operations and prospects may have changed materially since any such date. You are advised to carefully review the "Risk Factors" set forth in our Form S-1 filed with the SEC on July 16, 2013.
- Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such document. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.
- Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's internet website http://www.sec.gov and on Finjan's web site http://www.finjan.com. You may also read and copy any document that Finjan files with the SEC at the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room and their copy charges.

Finjan Snapshot

Financial Statistics

Recent Share Price (9/04/13)	$10.00
30 Day Range*	$7.19 - $15.00
Fully Diluted Share Count	~22 million
Market Capitalization	~$224 million
Cash	~$29 million
Short Term Liabilities	~$1 million
Long Term Debt:	$0
Annual Operating Burn	~$3 million
2012 Income	$100 million

Balance Sheet data as of June 30, 2013

Quick Facts

Founded:	1997, Israel
Corporate Headquarters:	New York, NY
Ticker Symbol:	(OTC MKT: FNJN)
Ownership:	Institutional/Corporate Ownership – 99%

Recent Events:

- September 2013 - New corporate headquarters in New York City
- August 2013 - FNJN subsidiary files patent infringement suit against Blue Coat Systems
- August 2013 - FNJN completes 12-for -1 reverse stock split
- July 2013 - FNJN files S1 with SEC
- July 2013 - FNJN subsidiary files patent infringement suit against FireEye
- July 2013 - Finjan Holdings starts trading under new symbol (FNJN)
- June 2013 - Lock-Up Agreement executed with ~92% of shareholders
- June 2013 - Finjan, Inc. completed reverse merger with Converted Organics Inc. and changes name to Finjan Holdings, Inc.

*Adjusted for 12-for-1 reverse stock split

Shareholders as of June 4th, 2013


Finjan, Inc. Shareholders
91.5%
Iroquois 4.0%
Hudson Bay 4.0%
Converted Organics 0.1%
Public Float 0.4%
finjan
Finjan Holdings, Inc.
(FNJN)
26.26%
Benchmark Capital
21.33%
Israel Seed
21.03%
HarbourVest International
8.25%
Cisco
7.14%
Star Bird Holdings
7.14%
D and A Income
3.42%
Bessemer Venture Partners
3.02%
Benhamou Global Ventures
2.51%
Other

Source: Company Filings- 8K 6/4/2013 & S1 7/16/2013

Today's IP, Enabling Tomorrow's Innovation

finjan

HOMEGROWN TECHNOLOGY

- Finjan is a 17-year old technology company committed to investing in innovation and capturing those developments in new, foundational, intellectual property
- Pioneered patented technologies capable of actively detecting previously unknown and emerging threats on a real-time, behavior-based basis to protect Internet and private networks
- 40 pending and issued patents, built from its own innovations, around the world covering behavior-based security, intrusion prevention, and access restriction technologies
- Over $65 million of R&D investments in legacy operating business

MARKET OPPORTUNITY

- With the ever-changing landscape of online security, Finjan's technologies are increasingly relevant
- Finjan's extensive portfolio of granted and pending patents cover enabling concepts in the endpoint, web, and network security markets
- The Company continues to offer patent licenses to companies who have current and next generation products in the marketplace enabled by Finjan IP

PROVEN TRACK RECORD

- Finjan has successfully licensed its patents to five major software and technology companies and has settlement agreements around the world
- Historical revenues from both product sales and patent licensing exceeding $200 million
- The Company intends to license its patents to companies with security products and will enforce patent rights as necessary - having successfully achieved this on two separate occasions through litigation
- Finjan's widely-respected management team, advisors, and Board of Directors is comprised of technologists, business operators, venture capitalists, and includes the original founder of the Company

Commercial Adoption of Security Solutions

FINJAN PATENTS → GROWTH STRATEGY

	1995	1995 - 2000	2000 - Present	
	VIRUS	MALWARE	NETWORK GATEWAY SECURITY	finjan
SOLUTION	Early	Adaptive	Integrated	Comprehensive
THREAT	Virus and signature-based threats delivered to endpoints	Malware and malicious code and other yet unknown threats over the web to endpoints	Viruses and malware over the web and through private networks attacking endpoints and data storage	Cybersecurity includes antivirus and malware in both software and hardware but includes intrusion prevention fraud detection to any number of connected endpoint devices
COVERAGE	Endpoint	Endpoint, web	Endpoint, web, network	Endpoint, web, network, mobile devices
IMPLEMENTATION	Software	Software	Software, hardware	Software, hardware, SaaS

Intellectual Property Portfolio

finjan

Diverse patent portfolio in endpoint, web and network security built from Finjan's own innovations

PATENT PORTFOLIO:

- 20 Issued U.S. Patents
- 3 Pending U.S. Applications
- 11 Issued Foreign Patents
- 4 Pending Foreign Applications

PORTFOLIO HIGHLIGHTS:

- Earliest priority dates: 1996
- Expiration dates: 2030 and beyond
- Significant coverage of behavior-based endpoint, web and network security core concepts
- Patents recognized by industry through active licensing and forward citations



NETHERLANDS
1 Granted Patent
GERMANY
1 Granted Patent
CANADA
1 Granted Patent
1 Patent Applications
U.K.
1 Granted Patent
FRANCE
1 Granted Patent
JAPAN
1 Granted Patent
UNITED STATES
20 Granted Patents
3 Patent Applications
ITALY
1 Granted Patent
PCT Filings
1 Granted Patent
2 Patent Applications
ISRAEL
3 Granted Patents
1 Patent Application

** Some filings not yet published*

Finjan's patents enable the standard for today's online threat detection and protection technology

Finjan's Business Model - Licensing and Patent Enforcement

finjan

Finjan generates revenues by granting intellectual property licenses and protecting its proprietary inventions through active enforcement of patent rights, where necessary

LICENSING

2005: Microsoft

2009: M86 SECURITY

2012: Trustwave

LITIGATION

2007: secure

2010: "2010 Litigation" (5 Defendants)

2013: FireEye

2013: BLUE COAT

SETTLEMENTS

2012: Confidential

2012: Confidential

Finjan has received more than $125 million in revenue from past licenses, settlements, and trial judgments

Successful Track Record Monetizing Assets

finjan

Finjan has received over $125 million in licensing and settlements

	COMPANY	DATE	LICENSES & SETTLEMENTS	TYPE*
JUDGMENTS	Secure Computing	March 2008	$37.9 million	• Established Royalty Rate 8%-16% • Willfulness found • Injunction granted
LICENSES & SETTLEMENTS	Microsoft	July 2005	$8 million	• Paid-up, Cash • Portfolio • Life of patents
	M86 Security	November 2009	25% equity of M86	• Stock • Portfolio • Life of patents
	Trustwave	March 2012	224,000 shares of Trustwave	• Stock • Portfolio • Life of patents
	CONFIDENTIAL	April 2012	$11.3 million[1]	• Confidential • Portfolio • Life of patents
	CONFIDENTIAL	November 2012	$85 million[1]	• Confidential • Portfolio • Life of patents

*e.g.: Running royalty, paid up, lump sum, etc.
1: Source: Company SEC Filings



APPROVED FOR PUBLIC DISTRIBUTION, SEPTEMBER 2013

Gateway Conference

September 10, 2013

finjan

IP AS AN ASSET CLASS

www.finjan.com

Finjan – The Cross Roads of a Technology and IP Monetization Company

finjan

IP AS AN ASSET CLASS

- IP as an asset class represents tens of billions of dollars in worldwide corporate assets
- Highly illiquid as many do not realize the substantial technology investment patents protect, relevance to capital markets, and requisite skill set to monetize the assets

OUR SPECIFIC AREAS OF DIFFERENTIATION

- Finjan's inventions date back to the early days of web and network security - technology that enables todays software and hardware security infrastructure
- Historical technology and operations knowledge via engagement with original inventors and investors
- Management team with experience in technology invention, innovation and the patent process
- Internal expertise and track record of successfully monetizing patent assets through licensing and assertion programs – IP Monetization as a Core Competency
- Commitment to diversifying Company's investments in and around the security space

FINJAN'S APPROACH TO IP MONETIZATION

- Data driven decisions and business analysis at every step in the licensing and enforcement program
  - Is one venue different from another
  - Single patent or a few patents vs. large portfolio litigation theories
  - A few high profile targets or a comprehensive approach to licensing the industry
  - "Lottery ticket" trial wins as compared to a regimented licensing
- How do you assess timelines and predictability of outcomes
  - Understanding risk adjusted NPV calculations and rate cards
  - Coming to terms with a non-traditional, non-quarterly forecast period

finjan

"Contradictions do not exist. Whenever you think you are facing a contradiction, check your premises. You will find that one of them is wrong."

Ayn Rand

- Patents are increasingly being applied in the market place to bolster the strength of product/service offerings and unlock shareholder value
    - Company on Company lawsuits
    - IP as an M&A thesis
    - Shareholder activism
- Market misconceptions:
    - Corporate management of IP assets vs. legal team directed IP strategy, valuation, and timing
        - Corporate IP knowledge is a differentiated source of value creation for investors
    - Members of the "Infringers lobby" are actually among the most litigious and active in IP acquisition and assertion

The Patent system was fundamentally established to protect investors in R&D

IP Driving Significant Value in Transactions

finjan

Company	Summary	Value
Microsoft September, 2013	Microsoft acquires Nokia's mobile business for $5B and pays an additional $2.2B for a 10 year "license" to its patents	$2.2 Billion
Intellectual Ventures August, 2013	Intellectual Ventures seeks to raise new fund, on top of its estimated ~$5.5B in current investment with a traditional structure and a 20 year fund life	$3 Billion
BlackBerry May, 2013	RIM announces possible sale of operating business and patents, the patents alone may be worth Billions by estimates from $1B - $4B, many estimates landing around $2.5B	Est. $2.5 Billion
Unwired Planet January, 2013	Former operating company Openwave Systems exits product market, moves patents into Unwired Planet, goes public as UPIP and announces a partnership with Ericsson to monetize ~2200 patents	Back-end Licensing
RPX Rational Patent December, 2012	RPX announces a joint acquisitions with Intellectual Ventures of the remaining Kodak Patents and related rights	$525 Million
MOSAID October, 2011	MOSAID is acquired by PE group Sterling Partners for $590M after a bidding war with other suitors	$590 Million
Google August, 2011	Google acquires Motorola Mobility for $12.5B with an allocation of $5.5B and +/- 24,000 issued and pending patents, demands $4B from Microsoft in ongoing patent suit	$5.5 Billion
Rockstar July, 2011	Nortel sells its patent portfolio out of bankruptcy in a bidding frenzy to Rockstar, a consortium of bidders comprising Apple, Sony, Microsoft, RIM, Ericsson, EMC, and Oracle	$4.5 Billion

Peer Group Analysis

finjan

Finjan identifies with a distinguished grouping of public and private companies with an IP monetization component where the patents originated from their operating business

ACQUIRED IP COMPANIES

Name	Ticker	Market Cap
VirnetX	VHC	$1.05 Billion
PENDRELL	PCO	$502 Million
VRINGO	VRNG	$260 Million
Unwired Planet	UPIP	$165 Million
SPHERIX INNOVATIONS FOR HEALTH	SPEX	$14 Million
DSS	DSS	$25 Million

Note: Market Cap as of 9/04/13

THIRD-PARTY LICENSING AGENTS AND AGGREGATORS

Name	Ticker	Market Cap
ACACIA RESEARCH CORPORATION	ACTG	$1.1 Billion
RPX RATIONAL PATENT	RPX	$836 Million
AlliedSecurityTrust	Private	?
INTELLECTUAL VENTURES	Private	?
Rockstar	Private	?
Round Rock Research	Private	?

TECHNOLOGY BASED IP COMPANIES

Name	Ticker	Market Cap
finjan	FNJN	$224 Million
INTERDIGITAL	IDCC	$1.53 Billion
TESSERA	TSRA	$998 Million
Rambus	RMBS	$984 Million
WiLAN	WILN	$395 Million
ParkerVision	PRKR	$321 Million



APPROVED FOR PUBLIC DISTRIBUTION, SEPTEMBER 2013

Gateway Conference

September 10, 2013

COMPANY SUMMARY

finjan

www.finjan.com

Continued Investments in Online Security Technology Development

finjan

- More than $125 million in patent licensing and enforcement
- $85 million in historical product and service sales globally
- $65 million in sunk R&D investments in our legacy operating business
- ~$30 million in capital reinvested by the Company's original investors
- Pursuing new strategic investments in cybersecurity

Key Takeaways

finjan

finjan

FINJAN DEFINED THE STANDARD FOR TODAY'S ONLINE THREAT DETECTION AND PROTECTION TECHNOLOGY

Finjan has a rich background in technology and innovative security products, strong VC backing, top-tier board advisors, real products and services for sale, and now rebuilding its business and brand to grow through acquisitions and investment both in and around the security space.

DIVERSE PATENT PORTFOLIO

Finjan patents cover a number of enabling security implementations where malicious code is attempting to reach endpoint devices through network or internet connections. The comprehensive portfolio includes 20 issued and 3 pending U.S. and corresponding worldwide coverage mainly in Europe and Asia. Additional applications are planned, many stemming from our earliest priority dates.

SUCCESSFUL HISTORICAL LICENSING

Finjan has licensed its patents to five software and technology companies, some through litigation and others without any assertion. We have had an assortment of licensing and settlement structures comprising trial judgments (including single to double digit royalty rates, willfulness, and injunction awards), equity payments, and one-time payments).

The world of online security is changing quickly and Finjan is prepared to maintain its position of relevance in the industry through licensing its portfolio of patented technology as one of its core strengths



APPROVED FOR PUBLIC DISTRIBUTION, SEPTEMBER 2013

Gateway Conference

September 10, 2013

finjan

APPENDIX

www.finjan.com

Seasoned Executive Team

finjan

Expertise in technology investments, financial structuring, and patent monetization

NAME/TITLE	BACKGROUND	EDUCATION
Daniel Chinn CEO (Finjan, Inc.)	• Partner, Tulchinsky Stern Marcian Cohen Levitski & Co. • Former Partner, Herzog, Fox & Neeman • Former Partner, Israel Seed Partners	• BA Jurisprudence, Oxford University • Member of the Israel Bar Association
Phil Hartstein President	• Former VP and portfolio manager at IP Navigation Group • Former managing director at Rembrandt IP • Former director in a patent brokerage, practice head of an IP consulting firm, trained in a boutique IP firm	• BS Industrial Technology, Cal Poly SLO
Shimon Steinmetz Chief Financial Officer	• Former technology banker - Cantor Fitzgerald, Goldman, and Citigroup • Former consultant - Turn Around and Restructuring practice at Grant Thornton • Former senior associate at TH Lee Putnam Ventures	• MBA, University of Chicago • BA, Yeshiva University
Joshua Weisbord Dir. of Investor Relations	• Former financial advisor investments, Oppenheimer & Co. • Former Institutional Sales and Trading, Oppenheimer & Co.	• BGS, University of Michigan
Shlomo Touboul Senior Advisor (Finjan, Inc.)	• Founder of Finjan Software and inventor on a number of Finjan patents • Founder at CUPP Computing, Yoggie Security Systems, StrategySeeker.com	• BS, Technion Israel Institute of Technology

Distinguished Board of Directors

Advisory representation from globally respected technology and investment leaders

NAME/TITLE	BACKGROUND	EDUCATION
Michael Eisenberg Director	• Partner, Aleph, an early stage Israeli venture fund • General Partner, Benchmark Partners • Former Partner, Israel Seed Partners	• BA Political Science, Yeshiva University
Daniel Chinn Director	• Partner, Tulchinsky Stern Marcian Cohen Levitski & Co. • Former Partner, Herzog, Fox & Neeman • Former Partner, Israel Seed Partners	• BA Jurisprudence, Oxford University • Member of the Israel Bar Association
Eric Benhamou Director	• CEO and Founder, Benhamou Global Ventures • Former CEO, Palm • Former CEO, 3Com	• Doctorate, Arts et Métiers Paris Tech • Masters Engineering, Stanford University
Alex Rogers Director	• Managing director, HarbourVest Partners • Former business analyst, McKinsey & Company • Serves on multiple boards of private/public companies	• MBA, Harvard Business School • BA, Economics, Duke University
Edward Gildea Director	• Former chairman, CEO of Converted Organics • Former, executive vice president of Quality Metric Incorporated • Board member, WPCS International Incorporated (WPCS)	• J.D. Degree from the Suffolk University Law School • A.B. Degree from the college of the Holy Cross

Company History Through June 2013

finjan

1997 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013

1997
Finjan was founded by Shlomo Touboul in Israel as an outgrowth of national web concerns

June 2006
Filed first lawsuit against Secure Computing in June 2006 (3 patents)

March 2008
Received positive jury verdict against Secure Computing

2009
Achieved milestone, generating approximately $15mm gross annual revenue

November 2009
Divested operations to M86 Security, in which it took a significant stake while retaining entire IP portfolio; Finjan licenses patents to M86

July 2010
Filed "2010 Litigation" case for patent infringement against five additional technology companies (2 patents)

March 2012
M86 sold to Trustwave, Finjan maintains equity position and board observer seat in Trustwave; Finjan licenses patents to Trustwave

May 2012
Filed appeal on the verdict from the 2010 litigation

August 2012
Reached settlement with one of the five defendants in the 2010 litigation

November 2012
Reached settlement with a second defendant in the July 2010

December 2012
Received negative jury verdict against remaining three defendants in the 2010 litigation

January 2013
Finjan has licensing agreements in place with five software and technology companies

June 2013
Finjan completes reverse merger with (COIN)

SECURE COMPUTING CASE

2010 LITIGATION

December 2007
Markman Order

December 2012
Trial, non-favorable Verdict vs. remaining defendants

June 2006
Complaint filed - Delaware, assigned to Judge Sleet

October 2007
Mediation

March 2008
Trial, favorable Verdict

July 2010
Complaint filed – Delaware, assigned to Judge Sleet

February 2012
Markman Order

March 2013
Post-trial/ Appeal (on-going)

2005	2006	2007	2008	2009	2010	2011	2012	2013

March 2008
Secure Computing Judgment

June 2005
Microsoft license for $8 mm

November 2009
M86 license for approximately 25% equity in M86

March 2012
Trustwave license for $3.1 mm

April 2012
First defendant settlement

November 2012
Second defendant settlement

LICENSING & SETTLEMENT EVENTS

Israel: Birth Place of Cybersecurity Technology

finjan

Founded in Israel, Finjan has deep roots to a vast network of research and development, technology, political, and venture connections in Israel, who are leading cybersecurity innovation.

Representative Sample of Israeli Security Firms

Check Point SOFTWARE TECHNOLOGIES LTD.
$11.52bn

Aladdin
Acquired by Cisco
$160mm

NICE
$2.27bn

VERINT
$1.86bn

IMPERVA
$1.08bn

Relatively high government investment as a percentage of GDP (between 40-55% over the last 25 years)

Technology and research granted university system and the highest educated population in the OECD (Organization of Economic Corporation and Development)


WHY ISRAEL

Geopolitical necessity to maintain a technological edge in the security industry

Ranked by the World Economic Forum as one of the top countries for global competitiveness for the last 10 years

ISRAEL LEADS THE WORLD IN TECHNOLOGY AND INNOVATIONS IN THE SECURITY SPACE

"Cyber attacks listed as a top national security threat in the 2013 Worldwide Threat Assessment of the U.S. Intelligence Community."

Gartner

"Growth in the cloud security services space has overtaken that of traditional delivery models, growing at a rate of 30% by the end of 2013 and reaching $4.2 billion by 2016."

Gartner

"Secure Web Gateway revenues grew 15% in 2012 and are estimated to grow between 13-15% in 2013."

finjan

As the need for Cybersecurity grows, Finjan's patented technology is increasingly relevant

IDC

"2013 worldwide IT security spending will be approximately $17.9 billion."

Ponemon Institute

"2011 Ponemon Institute study estimated a 44% increase in successful cyber attacks from the prior year."

Gartner

"2013 Enterprise spend on Secure Web Gateway is estimated to be $2,514 billion with a expected CAGR of 11.8% between 2011-2016."

Cybersecurity Capturing World Headlines

Malware and malicious code lead to international headlines when devices are not protected

Is Java the Root of Most Internet Security Problem



examiner.com
February 20, 2013

U.S. and China Put Focus On Cybersecurity



The New York Times
April 22, 2013

False Rumors at White House Causes Stocks to Plunge



April 25, 2013

CYBERSECURITY BREACHES IN THE NEWS

In Hours, Thieves took $45 Million in ATM Scheme



The New York Times
May 10, 2013

Two of Three Web Users are Cybercrime Victims


CROSS
CRIME

The Washington Post
June 25, 2013

Apple's Developer Website Attacked, Stolen Data?



July 22, 2013